UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1 Asset Backed Pass-Through Certificates, Series 2005-FLD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Restatement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
               Asset Backed Pass-Through Certificates, Series 2005-FLD1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   January 9, 2006

        Exhibit Index

      99.1     Restatement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
                       RESTATEMENT TO CERTIFICATEHOLDERS
                                December 27, 2005
                              *** RESTATEMENT ***

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1       493,039,000.00    410,405,058.28    19,615,871.22    1,573,675.40    21,189,546.62    0.00      0.00      390,789,187.06
A2       313,609,000.00    313,609,000.00             0.00    1,241,543.19     1,241,543.19    0.00      0.00      313,609,000.00
A3         6,749,000.00      6,749,000.00             0.00       27,378.44        27,378.44    0.00      0.00        6,749,000.00
M1        41,494,000.00     41,494,000.00             0.00      171,646.85       171,646.85    0.00      0.00       41,494,000.00
M2        38,303,000.00     38,303,000.00             0.00      159,468.16       159,468.16    0.00      0.00       38,303,000.00
M3        22,875,000.00     22,875,000.00             0.00       95,846.25        95,846.25    0.00      0.00       22,875,000.00
M4        20,747,000.00     20,747,000.00             0.00       89,327.36        89,327.36    0.00      0.00       20,747,000.00
M5        18,087,000.00     18,087,000.00             0.00       78,356.90        78,356.90    0.00      0.00       18,087,000.00
M6        18,087,000.00     18,087,000.00             0.00       79,000.00        79,000.00    0.00      0.00       18,087,000.00
M7        15,427,000.00     15,427,000.00             0.00       73,963.89        73,963.89    0.00      0.00       15,427,000.00
M8        15,427,000.00     15,427,000.00             0.00       76,706.47        76,706.47    0.00      0.00       15,427,000.00
M9        12,768,000.00     12,768,000.00             0.00       68,592.53        68,592.53    0.00      0.00       12,768,000.00
M10       11,704,000.00     11,704,000.00             0.00       74,840.58        74,840.58    0.00      0.00       11,704,000.00
P                100.00            100.00             0.00      506,544.70       506,544.70    0.00      0.00              100.00
R                  0.00              0.00             0.00            0.00             0.00    0.00      0.00                0.00
TOTALS 1,028,316,100.00    945,682,158.28    19,615,871.22    4,316,890.72    23,932,761.94    0.00      0.00      926,066,287.06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,063,959,855.98     981,324,713.46      0.00        1,596,059.86    1,596,059.86     0.00       0.00       961,708,842.24
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   ----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   ----------------------
A1       46626LAQ3     832.39877227   39.78563809          3.19178686          42.97742495     792.61313417      A1     4.313750 %
A2       46626LAR1   1,000.00000000    0.00000000          3.95888890           3.95888890   1,000.00000000      A2     4.453750 %
A3       46626LAS9   1,000.00000000    0.00000000          4.05666617           4.05666617   1,000.00000000      A3     4.563750 %
M1       46626LAT7   1,000.00000000    0.00000000          4.13666675           4.13666675   1,000.00000000      M1     4.653750 %
M2       46626LAU4   1,000.00000000    0.00000000          4.16333342           4.16333342   1,000.00000000      M2     4.683750 %
M3       46626LAV2   1,000.00000000    0.00000000          4.19000000           4.19000000   1,000.00000000      M3     4.713750 %
M4       46626LAW0   1,000.00000000    0.00000000          4.30555550           4.30555550   1,000.00000000      M4     4.843750 %
M5       46626LAX8   1,000.00000000    0.00000000          4.33222204           4.33222204   1,000.00000000      M5     4.873750 %
M6       46626LAY6   1,000.00000000    0.00000000          4.36777796           4.36777796   1,000.00000000      M6     4.913750 %
M7       46626LAZ3   1,000.00000000    0.00000000          4.79444416           4.79444416   1,000.00000000      M7     5.393750 %
M8       46626LBA7   1,000.00000000    0.00000000          4.97222208           4.97222208   1,000.00000000      M8     5.593750 %
M9       46626LBB5   1,000.00000000    0.00000000          5.37222196           5.37222196   1,000.00000000      M9     6.043750 %
M10      46626LBC3   1,000.00000000    0.00000000          6.39444463           6.39444463   1,000.00000000      M10    7.193750 %
P        N/A         1,000.00000000    0.00000000  5,065,447.00000000   5,065,447.00000000   1,000.00000000      P      0.000000 %
TOTALS                 919.64149767   19.07572119          4.19801919          23.27374038     900.56577648
----------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   ----------------------
C          N/A         922.33246202      0.00000000        1.50011286           1.50011286    903.89579723        C     0.000000 %
----------------------------------------------------------------------------------------------------------   ----------------------

If there are any questions or problems with this Restatement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                                     Scheduled Principal Payments                                                   284,169.00
                                     Principal Prepayments                                                          19,285,029.31
                                     Curtailments                                                                   45,481.94
                                     Cutailment Interest Adjustments                                                -646.14
                                     Repurchase Principal                                                           0.00
                                     Substitution Amounts                                                           0.00
                                     Net Liquidation Proceeds                                                       0.00
                                     Other Principal Adjustments                                                    0.00
                                     Nonrecoverable Principal Advances                                              157.19
Interest Funds:
                                     Gross Interest                                                                 5,824,001.01
                                     Servicing Fees                                                                 408,850.59
                                     Trustee Fees includes Custodian Fees                                           4,088.85
                                     Nonrecoverable Interest Advances                                               2,661.40

Total Available Remittance Amount                                                                                   25,022,277.09
                                     Principal Remittance Amount                                                    19,613,876.92
                                     Interest Remittance Amount                                                     5,408,400.17

Prepayment Penalties:
                                     Number of Loans Prepaid with Respect to which Prepayment
                                     Penalties were Collected                                                       90
                                     Balance of Loans Prepaid with Respect to which Prepayment
                                     Penalties were Collected                                                       13,201,698.66

                                     Amount of Prepayment Penalties Collected                                       506,544.70

Pool Detail:
                                     Beginning Number of Loans Outstanding                                          5,463
                                     Ending Number of Loans Outstanding                                             5,371

                                     Beginning Aggregate Loan Balance                                               981,324,713.46
                                     Ending Aggregate Loan Balance                                                  961,708,842.24

                                     Current Advances                                                               0.00
                                     Aggregate Advances                                                             0.00

                                     Weighted Average Net Mortgage Rate                                             6.61685%
                                     Weighted Average Maturity                                                      345

Delinquent Mortgage Loans

                    Group  1
                    Category       Number                 Principal Balance         Percentage
                    1 Month                131              19,865,400.94           2.07 %
                    2 Month                 49               6,546,036.31           0.68 %
                    3 Month                 19               1,935,968.60           0.20 %
                    Total                  199              28,347,405.85           2.95 %

                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

Bankruptcies

                    Group             Number of            Principal Balance       Percentage
                    Number            Loans
                          1                    35             5,028,116.18               0.52%

Bankruptcy Reporting:
                                     Number of Bankruptcy Loans that are Current                                    19
                                     Principal Balance of Bankruptcy Loans that are Current                         2,453,232.28
                                     Number of Bankruptcy Loans that are 1 Month Delinquent                         2
                                     Principal Balance of Bankruptcy Loans that are 1 Month Delinquent              204,333.32
                                     Number of Bankruptcy Loans that are 2 Months Delinquent                        3
                                     Principal Balance of Bankruptcy Loans that are 2 Months Delinquent             1,008,951.50
                                     Number of Bankruptcy Loans that are 3+ Months Delinquent                       11
                                     Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent            1,361,599.08
                                     Total Number of Bankruptcy Loans                                               35
                                     Total Principal Balance of Bankruptcy Loans                                    5,028,116.18
Foreclosures

                    Group           Number of          Principal Balance          Percentage
                    Number          Loans
                          1                  44           6,527,023.44                  0.68%

Foreclosure Reporting:
                                     Number of Foreclosure Loans that are Current                                   0
                                     Principal Balance of Foreclosure Loans that are Current                        0.00
                                     Number of Foreclosure Loans that are 1 Month Delinquent                        0
                                     Principal Balance of Foreclosure Loans that are 1 Month Delinquent             0.00

                                     Number of Foreclosure Loans that are 2 Months Delinquent                       5
                                     Principal Balance of Foreclosure Loans that are 2 Months Delinquent            855,678.37
                                     Number of Foreclosure Loans that are 3+ Months Delinquent                      39
                                     Principal Balance of Foreclosure Loans that are 3+ Months Delinquent           5,671,345.07
                                     Total Number of Foreclosure Loans                                              44
                                     Total Principal Balance of Foreclosure Loans                                   6,527,023.44

REO Properties

                    Group          Number of           Principal Balance     Percentage
                    Number         Loans
                          1                  0                    0.00             0.00%

REO Reporting:
                                     Number of REO Loans that are Current                                           0
                                     Principal Balance of REO Loans that are Current                                0.00
                                     Number of REO Loans that are 1 Month Delinquent                                0
                                     Principal Balance of REO Loans that are 1 Month Delinquent                     0.00
                                     Number of REO Loans that are 2 Months Delinquent                               0
                                     Principal Balance of REO Loans that are 2 Months Delinquent                    0.00
                                     Number of REO Loans that are 3+ Months Delinquent                              0
                                     Principal Balance of REO Loans that are 3+ Months Delinquent                   0.00
                                     Total Number of REO Loans                                                      0
                                     Total Principal Balance of REO Loans                                           0.00

Mortgage Loans Payoffs occured in this Distribution

                   Group               Number of          Principal Balance         Percentage
                   Number              Loans
                         1                      92          19,286,866.41                 2.01%
                   Total                        92          19,286,866.41                 2.01%


Realized Loss by Group

      Group     Current Loss       Cumulative Loss       Ending Balance        Balance of            Net Liquidation
      Number                                                                   Liquidated Loans      Proceeds
      1         1,837.10           1,837.10              961,708,842.24        0.00                  0.00
      TOTAL     1,837.10           1,837.10              961,708,842.24        0.00                  0.00

Loss Detail:

                                     Current Realized Losses - Reduced by Recoveries                                1,837.10
                                     Cumulative Realized Losses - Reduced by Recoveries                             1,837.10

                                     Current Applied Losses                                                         0.00
                                     Cumulative Applied Losses                                                      0.00

Trigger Event                                                                                                       YES
                                     TEST I - Trigger Event Occurrence                                              NO
                                     ( Delinquency % > 34% of of Senior Enhancement Percetage ?)
                                     34% of Senior Enhancement Percetage                                            8.85822%
                                     OR
                                     TEST II - Trigger Event Occurrence                                             YES
                                     (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                                     Cumulative Realized Losses as % of Original Loan Bal                           0.00017%
                                     Required Cumulative Loss %                                                     0.00000%

O/C Reporting
                                     Targeted Overcollateralization Amount                                          35,642,655.18
                                     Ending Overcollateralization Amount                                            35,642,655.18
                                     Ending Overcollateralization Deficiency                                        0.00
                                     Overcollateralization Release Amount                                           0.00
                                     Monthly Excess Interest                                                        1,608,358.43
                                     Payment to Class C                                                             1,596,059.86

Certificate Interest Shortfall Detail:
Interest Carry Forward:
              Interest Carryforward Balance with respect to such Distribution Date
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Interest Carryforward Amount Paid This Period                                                         0.00
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Interest Carryforward Amount Occured This Period                                                      0.00
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Remaining Interest Carryforward Amount
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00
Net Wac Reserve Fund Account:

                                     Beginning Balance                                                              1,000.00
                                     Additions to the Net Wac Reserve Fund                                          10,304.28
                                     Divident Earnings on the Net Wac Reserve Fund                                  0.00
                                     Withdrawals from the Net Wac Reserve Fund                                      10,304.28
                                     Ending Balance                                                                 1,000.00


Net Wac Reserve Carryover:
              Interest Carryover Balance with respect to such Distribution Date
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Interest Carryover Amount Occured This Period
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     10,304.28

              Interest Carryover Amount Paid This Period
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     10,304.28

              Remaining Interest Carryover Amount
                                     Class A-1                                                                      0.00
                                     Class A-2                                                                      0.00
                                     Class A-3                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

Non-Supported Interest Shortfall:
                                     Net Prepayment Interest Shortfall Allocated to Class A-1                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class A-2                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class A-3                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-1                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-2                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-3                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-4                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-5                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-6                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-7                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-8                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-9                       0.00
                                     Net Prepayment Interest Shortfall Allocated to Class M-10                      0.00
                                     Net Prepayment Interest Shortfall Allocated to Class C                         0.00

                                     Relief Act Interest Shortfall Allocated to Class A-1                           0.00
                                     Relief Act Interest Shortfall Allocated to Class A-2                           0.00
                                     Relief Act Interest Shortfall Allocated to Class A-3                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-1                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-2                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-3                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-4                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-5                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-6                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-7                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-8                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-9                           0.00
                                     Relief Act Interest Shortfall Allocated to Class M-10                          0.00
                                     Relief Act Interest Shortfall Allocated to Class C                             0.00

Available Net Funds Cap to Libor Certificates                                                                       6.203293

One-Month LIBOR for Such Distribution Date                                                                          4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                                     Class A-1                                                                      4.313750
                                     Class A-2                                                                      4.453750
                                     Class A-3                                                                      4.563750
                                     Class M-1                                                                      4.653750
                                     Class M-2                                                                      4.683750
                                     Class M-3                                                                      4.713750
                                     Class M-4                                                                      4.843750
                                     Class M-5                                                                      4.873750
                                     Class M-6                                                                      4.913750
                                     Class M-7                                                                      5.393750
                                     Class M-8                                                                      5.593750
                                     Class M-9                                                                      6.043750
                                     Class M-10                                                                     7.193750

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
              Deferred Amount with respect to such Distribution Date
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Deferred Amount Paid This Period                                                                      0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Deferred Amount Occured This Period                                                                   0.00
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Remaining Deferred Amount
                                     Class M-1                                                                      0.00
                                     Class M-2                                                                      0.00
                                     Class M-3                                                                      0.00
                                     Class M-4                                                                      0.00
                                     Class M-5                                                                      0.00
                                     Class M-6                                                                      0.00
                                     Class M-7                                                                      0.00
                                     Class M-8                                                                      0.00
                                     Class M-9                                                                      0.00
                                     Class M-10                                                                     0.00

              Beginning Balance                                                                                     0.00
              Additions to the Interest Rate Cap                                                                    0.00
              Withdrawals from the Interest Rate Cap                                                                0.00
              Ending Balance                                                                                        0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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